As filed with the Securities and Exchange Commission on March 5, 2007.

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR 12(g) OF THE

SECURITIES EXCHANGE ACT OF 1934

HYDROGEN CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada	86-0965692
(State of Incorporation or Organization)	(I.R.S. Employer Identification No.)

2 Juniper Street, Versailles, PA	15132
(Address of Principal Executive Offices)	(Zip Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. ☐

Securities Act registration statement file number to which this form relates:
(If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be Registered	Name of Each Exchange on Which Each Class is to be Registered

Common Stock, $.001 par value	The NASDAQ Stock Market LLC

Securities to be registered pursuant to Section 12(g) of the Act:

(Title of Class)

(Title of Class)

(Title of Class)

This form is being filed to change the registration of Hydrogen Corporation’s common stock from Section 12(g) of the Securities Exchange Act of 1934 to Section 12(b) of the Securities Exchange Act of 1934.

Item 1.

Description of Registrant’s Securities to be Registered.

The information required by this item is contained under the heading “Description of Securities” in the registration statement on Form 10SB filed December 6, 2006.  This information is incorporated herein by reference.

Item 2.

Index to Exhibits.

3.1	Articles of Incorporation, as amended (Incorporated by reference from Form 8-K filed May 18, 2005, Form 10SB filed December 6, 2000 and Registration Statement on Form SB-2, No. 333-128505)
3.2	By-Laws (Incorporated by reference from Form 10SB filed December 6, 2000)

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

HYDROGEN CORPORATION

Date: March 5, 2007	By: /S/ Scott Schecter Scott Schecter Chief Financial Officer

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